SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       September 18, 2000


                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The September 14, 2000 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated September 14, 2000, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  September 18, 2000          By: /s/ James J. Ferry
                                   James J. Ferry
                                   Vice President, Finance/Administration and
                                   Chief Financial Officer

Network Six, Inc.
Current Report on Form 8-K
Dated September 14, 2000

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated September 14, 2000
                                             EXHIBIT 99

RHODE ISLAND EXTENDS NETWORK SIX'S CONTRACT
TO SUPPORT ITS INRHODES COMPUTER SYSTEM


Kenneth C. Kirsch, President and CEO
Or
James J. Ferry, Vice President of
Finance and Administration, CFO and Treasurer
September 14, 2000

Warwick, RI: Network Six, Inc. (NASDAQ:NWSS) announced today that the State of Rhode Island, Department of Administration, has extended Network Six's support contract for the State's InRHODES computer system. The contract extension, valued at $5.5 million, is for the fiscal year ending June 2001. The State of Rhode Island has the option of extending this contract for up to two additional years.

InRHODES is a comprehensive computer system that integrates data and functions for the Family Independence Program (formerly known as Aid to Families with Dependent Children and Pathways to Independence), Food Stamps, Child Support Enforcement, Medicaid Eligibility, Child Care and General Public Assistance programs. InRHODES is used by the Department of Human Services and the Department of Administration, Division of Taxation - Child Support Enforcement.

Kenneth C. Kirsch, Network Six's President and CEO, commented, "We are once again pleased to be selected by the State of Rhode Island to support their information technology needs. Network Six has supported the InRHODES computer system for over twelve years and looks forward to providing continued support and improvements to this system in the future."


Network Six is a full service provider of information technology solutions that enable its customers to operate more efficiently and effectively. Network Six's services include e-commerce planning and implementation, technology consulting, applications development and support and network design and implementation. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the Company's 10Q for June 30, 2000 or the 10K for December 31, 1999 for more discussion and information.